UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 28 , 2011

Commission File Number:  00023017

Echo Therapeutics, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)
411649949
(IRS Employer Identification No.)

8 Penn Center, 1628 JFK Blvd, Suite 300, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)

215-717-4100
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 28, 2011, Echo Therapeutics, Inc. (the "Company") issued a press release (the "Press Release") announcing that its common stock has been cleared for listing on NASDAQ. The Company's common stock, which previously traded on the OTC Bulletin Board, began trading on NASDAQ on June 29, 2011. The Company's ticker symbol will remain "ECTE". A copy of the complete text of the Company's June 28, 2011, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Echo Therapeutics, Inc.

Date:   June 30, 2011
By:	/s/ Patrick T. Mooney

Name: Patrick T. Mooney
Title: CEO and President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by the Company on June 28, 2011.